SECOND QUARTER 2018 EARNINGS CONFERENCE CALL July 24, 2018

Overview - Second Quarter 2018 • Net revenue increased +6.2% o Organic net revenue growth was +5.6%  U.S. organic growth was +4.6%  International organic growth was +7.2% • Operating income was $249.2 million, an increase of 10.4% from a year ago, with operating margin expansion of 50 bps • Diluted EPS was $0.37, and was $0.43 as adjusted for sales of small, non-strategic businesses • Repurchased 2.6 million shares, returning $60 million "Organic growth" refers exclusively to the organic change of net revenue. See reconciliations of organic net revenue change Page 2 on pages 16 and 17 and adjusted non-GAAP diluted EPS on pages 18 and 19.

Operating Performance Three Months Ended June 30, 2018 2017 Net Revenue $1,948.2$1,834.6 Billable Expenses 443.6 351.2 Total Revenue 2,391.8 2,185.8 Salaries and Related Expenses 1,292.9 1,228.9 Office and Other Direct Expenses 333.3 318.4 Billable Expenses 443.6 351.2 Selling, General and Administrative Expenses 28.8 20.3 Depreciation and Amortization 44.0 41.3 Operating Income 249.2 225.7 Interest Expense, net (21.4) (21.0) Other Expense, net (16.3) (15.4) Income Before Income Taxes 211.5 189.3 Provision for Income Taxes 63.6 81.6 Equity in Net Loss of Unconsolidated Affiliates (0.1) (0.1) Net Income 147.8 107.6 Net (Income) Loss Attributable to Noncontrolling Interests (2.0) 0.1 Net Income Available to IPG Common Stockholders $ 145.8 $ 107.7 Earnings per Share Available to IPG Common Stockholders - Basic $ 0.38 $ 0.27 Earnings per Share Available to IPG Common Stockholders - Diluted $ 0.37 $ 0.27 Weighted-Average Number of Common Shares Outstanding - Basic 383.6 392.3 Weighted-Average Number of Common Shares Outstanding - Diluted 389.5 400.3 Dividends Declared per Common Share $ 0.21 $ 0.18 Page 3 (Amounts in Millions, except per share amounts)

Net Revenue Three Months Ended Six Months Ended $ % Change $ % Change June 30, 2017 $ 1,834.6 $ 3,509.9 Total change 113.6 6.2% 212.3 6.0% Foreign currency 24.9 1.4% 74.4 2.1% Net acquisitions/(divestitures) (14.9) (0.8%) (26.6) (0.8%) Organic 103.6 5.6% 164.5 4.7% June 30, 2018 $ 1,948.2 $ 3,722.2 Three Months Ended June 30, Six Months Ended June 30, Change Change 2018 2017 Organic Total 2018 2017 Organic Total IAN $ 1,629.1 $ 1,534.0 6.0% 6.2% $ 3,110.4 $ 2,925.1 5.2% 6.3% CMG $ 319.1 $ 300.6 3.7% 6.2% $ 611.8 $ 584.8 2.2% 4.6% Page 4 See reconciliations of segment organic net revenue change on pages 16 and 17. ($ in Millions)

Geographic Net Revenue Change Three Months Ended Six Months Ended June 30, 2018 June 30, 2018 Organic Total Organic Total United States 4.6% 3.9% 4.5% 3.6% International 7.2% 9.9% 5.1% 10.1% United Kingdom 14.7% 24.0% 11.3% 22.5% Continental Europe 11.7% 15.6% 6.1% 14.2% Asia Pacific 1.9% 4.3% 0.0% 3.7% Latin America 4.6% (4.3%) 7.2% 0.8% All Other Markets 3.8% 5.3% 3.0% 6.3% Worldwide 5.6% 6.2% 4.7% 6.0% “All Other Markets” includes Canada, Africa and the Middle East. Page 5 See reconciliation of organic net revenue change on pages 16 and 17.

Operating Expenses Three Months Ended Six Months Ended June 30, June 30, 2018 2017 % Increase 2018 2017 % Increase Salaries & Related $ 1,292.9 $ 1,228.9 5.2% $ 2,623.2 $ 2,480.6 5.7% % of Net Revenue 66.4% 67.0%70.5% 70.7% Office & Other Direct 333.3 318.4 4.7% 657.1 631.1 4.1% % of Net Revenue 17.1% 17.4% 17.7% 18.0% Selling, General & Administrative 28.8 20.3 41.9% 63.9 55.5 15.1% % of Net Revenue 1.5%1.1% 1.7%1.6% Depreciation & Amortization 44.0 41.3 6.5% 90.0 82.3 9.4% % of Net Revenue 2.3% 2.3% 2.4% 2.3% Page 6 ($ in Millions)

Adjusted Diluted Earnings Per Share Three Months Ended June 30, 2018 Net Losses on As Sales of Adjusted Reported Businesses (1) Results Income Before Income Taxes $ 211.5 $ (19.8) $ 231.3 Provision for Income Taxes 63.6 63.6 Diluted EPS Components: Net Income Available to IPG Common Stockholders $ 145.8 $ (19.8) $ 165.6 Weighted-Average Number of Common Shares Outstanding 389.5 389.5 Earnings Per Share Available to IPG Common Stockholders $ 0.37 $ (0.05) $ 0.43 Six Months Ended June 30, 2018 Net Losses on As Sales of Adjusted Reported Businesses (1) Results Income Before Income Taxes $ 210.0 $ (44.2) $ 254.2 Provision for Income Taxes 76.3 0.4 76.7 Diluted EPS Components: Net Income Available to IPG Common Stockholders $ 131.7 $ (43.8) $ 175.5 Weighted-Average Number of Common Shares Outstanding 388.9 388.9 Earnings Per Share Available to IPG Common Stockholders $ 0.34 $ (0.11) $ 0.45 (1) During the three and six months ended June 30, 2018, we recorded net losses on sales of businesses. Page 7 See full reconciliation of adjusted non-GAAP diluted earnings per share on pages 18 and 19. (Amounts in Millions, except per share amounts)

Cash Flow Three Months Ended June 30, 2018 2017 NET INCOME $ 147.8 $ 107.6 OPERATING ACTIVITIES Depreciation & amortization 61.3 59.0 Deferred taxes (10.2) 21.5 Net losses on sales of businesses 19.8 13.1 Other non-cash items (0.9) 6.2 Change in working capital, net (62.5) 5.1 Change in other non-current assets & liabilities 16.9 6.2 Net cash provided by operating activities 172.2 218.7 INVESTING ACTIVITIES Capital expenditures (38.7) (44.1) Acquisitions, net of cash acquired (8.3) (9.3) Other investing activities 12.5 (9.4) Net cash used in investing activities (34.5) (62.8) FINANCING ACTIVITIES Common stock dividends (80.4) (70.5) Repurchases of common stock (59.6) (60.0) Net decrease in short-term borrowings (49.5) (71.3) Acquisition-related payments (14.6) (36.3) Distributions to noncontrolling interests (6.7) (4.9) Repayment of long-term debt (4.7) (23.6) Tax payments for employee shares withheld (1.7) (1.1) Exercise of stock options 0.1 3.6 Other financing activities (0.1) 0.3 Net cash used in financing activities (217.2) (263.8) Currency effect (24.6) (11.8) Net decrease in cash, cash equivalents and restricted cash $ (104.1) $ (119.7) Page 8 ($ in Millions)

Balance Sheet – Current Portion June 30, 2018 December 31, 2017 June 30, 2017 CURRENT ASSETS: Cash and cash equivalents $ 493.2 $ 790.9 $ 657.6 Accounts receivable, net 4,247.7 4,585.0 3,762.2 Accounts receivable, billable to clients 1,945.8 1,747.4 1,720.9 Assets held for sale 19.6 5.7 19.7 Other current assets 439.3 346.5 362.5 Total current assets $ 7,145.6 $ 7,475.5 $ 6,522.9 CURRENT LIABILITIES: Accounts payable $ 5,738.8 $ 6,420.2 $ 5,338.9 Accrued liabilities 551.5 674.7 513.1 Contract liabilities 510.8 484.7 496.1 Short-term borrowings 757.6 84.9 237.7 Current portion of long-term debt (1) 0.1 2.0 301.7 Liabilities held for sale 26.5 8.8 21.7 Total current liabilities $ 7,585.3 $ 7,675.3 $ 6,909.2 Page 9 (1) Our 2.25% Senior Notes were repaid on November 15, 2017. ($ in Millions)

Total Debt (1) (2) (1) Includes current portion of long-term debt, short-term borrowings and long-term debt. (2) Includes our November 2012 debt issuances of $800 aggregate principal amount of Senior Notes, which pre-funded our Page 10 plan to redeem a similar amount of debt in 2013. ($ in Millions)

Summary • Strong Q2 & H1 revenue and margin • Driving revenue growth from key strategic initiatives ◦ Quality of our agency offerings, creative talent, media services, embedded and specialty digital ◦ Effectiveness of "open architecture" solutions ◦ Strength in data & analytics • Focus on continued expense discipline and additional margin improvement • Financial strength continues to be a source of value creation ◦ Solid investment grade ratings across the board ◦ Foundation to further enhance revenue and earnings growth Page 11

Appendix

Operating Performance Six Months Ended June 30, 2018 2017 Net Revenue $3,722.2$3,509.9 Billable Expenses 838.7 739.7 Total Revenue 4,560.9 4,249.6 Salaries and Related Expenses 2,623.2 2,480.6 Office and Other Direct Expenses 657.1 631.1 Billable Expenses 838.7 739.7 Selling, General and Administrative Expenses 63.9 55.5 Depreciation and Amortization 90.0 82.3 Operating Income 288.0 260.4 Interest Expense, net (37.3) (36.7) Other Expense, net (40.7) (14.6) Income Before Income Taxes 210.0 209.1 Provision for Income Taxes 76.3 81.3 Equity in Net (Loss) Income of Unconsolidated Affiliates (2.0) 1.1 Net Income 131.7 128.9 Net Loss Attributable to Noncontrolling Interests — 3.5 Net Income Available to IPG Common Stockholders $ 131.7 $ 132.4 Earnings per Share Available to IPG Common Stockholders - Basic $ 0.34 $ 0.34 Earnings per Share Available to IPG Common Stockholders - Diluted $ 0.34 $ 0.33 Weighted-Average Number of Common Shares Outstanding - Basic 383.5 392.0 Weighted-Average Number of Common Shares Outstanding - Diluted 388.9 399.6 Dividends Declared per Common Share $ 0.42 $ 0.36 Page 13 (Amounts in Millions, except per share amounts)

Cash Flow Six Months Ended June 30, 2018 2017 NET INCOME $ 131.7 $ 128.9 OPERATING ACTIVITIES Depreciation & amortization 138.7 131.1 Deferred taxes (31.0) 9.5 Net losses on sales of businesses 44.2 12.2 Other non-cash items 8.0 18.8 Change in working capital, net (837.5) (438.6) Change in other non-current assets & liabilities (11.8) (15.0) Net cash used in operating activities (557.7) (153.1) INVESTING ACTIVITIES Capital expenditures (61.5) (68.9) Acquisitions, net of cash acquired (8.5) (12.6) Other investing activities 12.4 (14.5) Net cash used in investing activities (57.6) (96.0) FINANCING ACTIVITIES Net increase in short-term borrowings 669.3 153.5 Exercise of stock options 7.0 11.8 Common stock dividends (161.2) (141.4) Repurchases of common stock (114.5) (115.0) Tax payments for employee shares withheld (28.0) (37.8) Acquisition-related payments (16.0) (36.3) Distributions to noncontrolling interests (10.6) (10.9) Repayment of long-term debt (4.7) (23.6) Other financing activities (0.3) 0.3 Net cash provided by (used in) financing activities 341.0 (199.4) Currency effect (27.5) 8.2 Net decrease in cash, cash equivalents and restricted cash $ (301.8) $ (440.3) Page 14 ($ in Millions)

Depreciation and Amortization 2018 Q1 Q2 Q3 Q4 YTD 2018 Depreciation and amortization of fixed assets and intangible assets $ 46.0 $ 44.0 $ 90.0 Amortization of restricted stock and other non- cash compensation 30.0 16.0 46.0 Net amortization of bond discounts and deferred financing costs 1.4 1.3 2.7 2017 Q1 Q2 Q3 Q4 FY 2017 Depreciation and amortization of fixed assets and intangible assets $ 41.0 $ 41.3 $ 42.2 $ 32.6 $ 157.1 Amortization of restricted stock and other non- cash compensation 29.7 16.3 13.8 22.2 82.0 Net amortization of bond discounts and deferred financing costs 1.4 1.4 1.4 1.6 5.8 Page 15 ($ in Millions)

Reconciliation of Organic Net Revenue Components of Change Change Three Months Net Three Months Ended Foreign Acquisitions / Ended June 30, 2017 Currency (Divestitures) Organic June 30, 2018 Organic Total Segment IAN $ 1,534.0 $ 19.4 $ (16.8) $ 92.5 $ 1,629.1 6.0% 6.2% CMG 300.6 5.5 1.9 11.1 319.1 3.7% 6.2% Total $ 1,834.6 $ 24.9 $ (14.9) $ 103.6 $ 1,948.2 5.6% 6.2% Geographic United States $ 1,127.6 $ 0.0 $ (8.5) $ 52.4 $ 1,171.5 4.6% 3.9% International 707.0 24.9 (6.4) 51.2 776.7 7.2% 9.9% United Kingdom 141.7 10.4 2.8 20.8 175.7 14.7% 24.0% Continental Europe 154.6 12.8 (6.8) 18.1 178.7 11.7% 15.6% Asia Pacific 205.3 5.3 (0.2) 3.8 214.2 1.9% 4.3% Latin America 85.7 (6.5) (1.1) 3.9 82.0 4.6% (4.3%) All Other Markets 119.7 2.9 (1.1) 4.6 126.1 3.8% 5.3% Worldwide $ 1,834.6 $ 24.9 $ (14.9) $ 103.6 $ 1,948.2 5.6% 6.2% Page 16 ($ in Millions)

Reconciliation of Organic Net Revenue Components of Change Change Six Months Net Six Months Ended Foreign Acquisitions / Ended June 30, 2017 Currency (Divestitures) Organic June 30, 2018 Organic Total Segment IAN $ 2,925.1 $ 60.3 $ (26.8) $ 151.8 $ 3,110.4 5.2% 6.3% CMG 584.8 14.1 0.2 12.7 611.8 2.2% 4.6% Total $ 3,509.9 $ 74.4 $ (26.6) $ 164.5 $ 3,722.2 4.7% 6.0% Geographic United States $ 2,184.7 $ 0.0 $ (18.4) $ 97.5 $ 2,263.8 4.5% 3.6% International 1,325.2 74.4 (8.2) 67.0 1,458.4 5.1% 10.1% United Kingdom 276.9 26.6 4.3 31.4 339.2 11.3% 22.5% Continental Europe 295.5 33.2 (9.3) 18.0 337.4 6.1% 14.2% Asia Pacific 379.0 14.6 (0.5) (0.1) 393.0 0.0% 3.7% Latin America 154.7 (7.6) (2.4) 11.2 155.9 7.2% 0.8% All Other Markets 219.1 7.6 (0.3) 6.5 232.9 3.0% 6.3% Worldwide $ 3,509.9 $ 74.4 $ (26.6) $ 164.5 $ 3,722.2 4.7% 6.0% Page 17 ($ in Millions)

Reconciliation of Adjusted Results (1)

	Three Months Ended June 30, 2018			Six Months Ended June 30, 2018		
	As Reported	Net Losses on Sales of Businesses	Adjusted Results	As Reported	Net Losses on Sales of Businesses	Adjusted Results
Income Before Income Taxes	$ 211.5	$ (19.8)	$ 231.3	$ 210.0	$ (44.2)	$ 254.2
Provision for Income Taxes	63.6		63.6	76.3	0.4	76.7
Equity in Net Loss of Unconsolidated Affiliates	(0.1)		(0.1)	(2.0)		(2.0)
Net Income Attributable to Noncontrolling Interests	(2.0)		(2.0)	—		—
Net Income Available to IPG Common Stockholders	$ 145.8	$ (19.8)	$ 165.6	$ 131.7	$ (43.8)	$ 175.5
Weighted-Average Number of Common Shares Outstanding - Basic	383.6		383.6	383.5		383.5
Dilutive Effect of Stock Options and Restricted Shares	5.9		5.9	5.4		5.4
Weighted-Average Number of Common Shares Outstanding - Diluted	389.5		389.5	388.9		388.9
Earnings per Share Available to IPG Common Stockholders:						
Basic	$ 0.38	$ (0.05)	$ 0.43	$ 0.34	$ (0.11)	$ 0.46
Diluted	$ 0.37	$ (0.05)	$ 0.43	$ 0.34	$ (0.11)	$ 0.45

(1) The following table reconciles our reported results to our adjusted non-GAAP results that exclude the net losses on sales of businesses, primarily from international markets. This amount includes losses on completed dispositions and the classification of certain assets as held for sale during 2018. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

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(Amounts in Millions, except per share amounts)

Reconciliation of Adjusted Results (1)

	Three Months Ended June 30, 2017			Six Months Ended June 30, 2017		
	As Reported	Net Losses on Sales of Businesses	Adjusted Results	As Reported	Net Losses on Sales of Businesses	Adjusted Results
Income Before Income Taxes	$ 189.3	$ (13.1)	$ 202.4	$ 209.1	$ (12.2)	$ 221.3
Provision for Income Taxes	81.6		81.6	81.3		81.3
Equity in Net (Loss) Income of Unconsolidated Affiliates	(0.1)		(0.1)	1.1		1.1
Net Loss Attributable to Noncontrolling Interests	0.1		0.1	3.5		3.5
Net Income Available to IPG Common Stockholders	$ 107.7	$ (13.1)	$ 120.8	$ 132.4	$ (12.2)	$ 144.6
Weighted-Average Number of Common Shares Outstanding - Basic	392.3		392.3	392.0		392.0
Dilutive Effect of Stock Options and Restricted Shares	8.0		8.0	7.6		7.6
Weighted-Average Number of Common Shares Outstanding - Diluted	400.3		400.3	399.6		399.6
Earnings per Share Available to IPG Common Stockholders:						
Basic	$ 0.27	$ (0.03)	$ 0.31	$ 0.34	$ (0.03)	$ 0.37
Diluted	$ 0.27	$ (0.03)	$ 0.30	$ 0.33	$ (0.03)	$ 0.36

(1) The following table reconciles our reported results to our adjusted non-GAAP results that exclude the net losses on sales of businesses, primarily from international markets. This amount includes losses on completed dispositions and the classification of certain assets as held for sale during 2017. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

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(Amounts in Millions, except per share amounts)

Metrics Update

Metrics Update Category Metric SALARIES & RELATED Trailing Twelve Months (% of net revenue) Base, Benefits & Tax Incentive Expense Severance Expense Temporary Help OFFICE & OTHER DIRECT Trailing Twelve Months (% of net revenue) Occupancy Expense All Other Office and Other Direct Expenses FINANCIAL Available Liquidity $1.5 Billion 5-Year Credit Facility Covenants Page 21

Salaries & Related Expenses Page 22

Salaries & Related Expenses (% of Net Revenue) Three and Six Months Ended June 30 2018 2017 “All Other Salaries & Related,” not shown, was 2.1% for the three months ended June 30, 2018 and 2017 and 2.1% Page 23 for the six months ended June 30, 2018 and 2017.

Office & Other Direct Expenses Page 24

Office & Other Direct Expenses (% of Net Revenue) Three and Six Months Ended June 30 2018 2017 “All Other” primarily includes production expenses, travel and entertainment, professional fees, spending to support new business activity, telecommunications, office supplies, bad debt expense, adjustments to contingent acquisition Page 25 obligations, foreign currency losses (gains), long-lived asset impairments and other expenses

Available Liquidity Cash, Cash Equivalents and Short-Term Marketable Securities + Available Committed Credit Facility Page 26 ($ in Millions)

$1.5 Billion 5-Year Credit Facility Covenants Last Twelve Months Ended Covenants June 30, 2018 I. Interest Coverage Ratio (not less than): 5.00x Actual Interest Coverage Ratio: 16.55x II. Leverage Ratio (not greater than): 3.50x Actual Leverage Ratio: 1.67x Last Twelve Months Ended Interest Expense Reconciliation June 30, 2018 Interest Expense: $90.2 - Interest Income 18.2 -Other (2.0) Net Interest Expense(1):$74.0 Last Twelve Months Ended EBITDA Reconciliation June 30, 2018 Operating Income: $966.0 + Depreciation and Amortization(1) 258.9 EBITDA(1): $1,224.9 Page 27 (1) Calculated as defined in the Credit Agreement. ($ in Millions)

Cautionary Statement This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors, and our other filings with the Securities and Exchange Commission ("SEC"). Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: ▪ potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition; ▪ our ability to attract new clients and retain existing clients; ▪ our ability to retain and attract key employees; ▪ risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy; ▪ potential adverse effects if we are required to recognize impairment charges or other adverse accounting- related developments; ▪ risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and ▪ developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world. Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors, and our other SEC filings. Page 28